SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          _________________________


                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported) April 30, 2001


                           TRIPLE S PLASTICS, INC.
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             (Exact Name of Registrant as Specified in Charter)

          Michigan              0-23474             38-1895876
          --------              -------             ----------
      (State or Other         (Commission          (IRS Employer
      Jurisdiction of         File Number)      Identification No.)
       Incorporation)


          7950 Moorsbridge Road, Suite 200, Portage, Michigan 49024
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            (Address of Principal Executive Offices)   (Zip Code)


   Registrant's telephone number, including area code  (616) 327-3417
                                                       --------------




   ITEM 5.   OTHER EVENTS.

             Triple S Plastics, Inc. (the "Company") is filing herewith as Exhibit 99.1 a press release dated April 30, 2001 relating to certain recent developments. The Company is also filing herewith as
   Exhibit 99.2 its current Safe Harbor Statement for Forward-Looking
   Statements.














































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                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TRIPLE S PLASTICS, INC.
                                           (Registrant)



   Date: May 2, 2001                       By: /s/ Albert C. Schauer
                                               -------------------------
                                               Name:  Albert C. Schauer
                                               Title:  Chief Executive
                                                         Officer




































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                                EXHIBIT INDEX
                                -------------


   EXHIBIT
   NO.            DESCRIPTION
   -------        -----------

   99.1           Triple S Plastics, Inc. Press Release dated April 30,
                  2001

   99.2 Triple S Plastics, Inc. Safe Harbor Statement for Forward-Looking Statements